Exhibit 99.2

MAY 3, 2022

BRIGHTSPIRE CAPITAL

SUPPLEMENTAL FINANCIAL REPORT

FIRST QUARTER 2022



CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," or "potential" or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: operating costs and business disruption may be greater than expected; uncertainties regarding the ongoing impact of the novel coronavirus (COVID-19) and its adverse impact on the real estate market, the economy and the Company's investments, financial condition and business operation; the Company's operating results may differ materially from the information presented in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as well as in the Company's other filings with the Securities and Exchange Commission; the fair value of the Company's investments may be subject to uncertainties (including impacts of rising interest rates); the Company's use of leverage could hinder its ability to make distributions and may significantly impact its liquidity position; the ability to simplify the portfolio, realize substantial efficiencies as well as anticipated strategic and financial benefits, including, but not limited to expected cost savings through the internalization or expected returns on equity and/or yields on investments; the timing of and ability to generate additional liquidity and deploy available liquidity, including in senior mortgage loans; whether the Company will achieve its anticipated Distributable Earnings per share (as adjusted), or maintain or produce higher Distributable Earnings per share (as adjusted) in the near term or ever; the Company's ability to maintain or grow the dividend at all in the future; defaults by borrowers in paying debt service on outstanding indebtedness, borrowers' abilities to manage and stabilize properties; deterioration in the performance of the properties securing our investments (including the impact of higher interest expense, depletion of interest and other reserves or payment-in-kind concessions in lieu of current interest payment obligations) that may cause deterioration in the performance of our investments and, potentially, principal losses to us; adverse impacts on the Company's corporate revolver, including covenant compliance and borrowing base capacity; adverse impacts on the Company's liquidity, including margin calls on master repurchase facilities; lease payment defaults or deferrals, demands for protective advances and capital expenditures; the ability of the Company to refinance certain mortgage debt on similar terms to those currently existing or at all; the ability to execute CRE CLO's on a go forward basis, including at a reduced cost of capital; and the impact of legislative, regulatory, tax and competitive changes, and the actions of government authorities and in particular those affecting the commercial real estate finance and mortgage industry or our business. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in Part I, Item 1A of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as well as in BrightSpire Capital's other filings with the Securities and Exchange Commission. Moreover, each of the factors referenced above are likely to also be impacted directly or indirectly by the ongoing impact of COVID-19 and investors are cautioned to interpret substantially all of such statements and risks as being heightened as a result of the ongoing impact of the COVID-19.

We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this presentation. BrightSpire Capital is under no duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and BrightSpire Capital does not intend to do so.

COMPANY HIGHLIGHTS

BrightSpire Capital, Inc. ("BRSP" or the "Company") is a large scale internally-managed commercial real estate credit REIT with a growing balance sheet

Stable & Growing Portfolio

Of Primarily Senior Loans & Net Lease Assets

$5.2B Total At-Share Assets (Undepreciated)

$920M New Senior Loan Originations YTD[1]

92% of investments in senior loans or net lease assets[2]

Robust Liquidity

$431M Total Liquidity[3]

$266M Total Unrestricted Cash (or $2.00 per share)[3]

Ample liquidity to drive pipeline & earnings

Prudent Balance Sheet

2.1x Debt-to-Equity Ratio[4]

$12.36 Undepreciated Book Value Per Share

Fully undrawn $165M revolver, $714M master repurchase facilities availability[3]

Strong Earnings & Dividend Coverage

$0.19 Q1'22 Quarterly Dividend Per Share

$0.22 Q1'22 Adjusted Distributable Earnings Per Share*

Covered by Adjusted Distributable Earnings

* Refer to the Appendix for a definition and reconciliation to GAAP net income
As of March 31, 2022, unless otherwise stated; at BRSP share
See footnotes in the appendix

FIRST QUARTER & SUBSEQUENT EVENTS UPDATE

FINANCIAL RESULTS

- Net income of $27.7 million, or **$0.21 per share**
- Distributable Earnings and Adjusted Distributable Earnings of $28.8 million, or **$0.22 per share**
- GAAP net book value of **$11.26 per share** and undepreciated book value of **$12.36 per share**
- Declared and paid a quarterly dividend of **$0.19 per share** for Q1'22, **8.9%** yield on current share price[5]

ORIGINATIONS

- Committed **$589 million** of capital across 17 new loans in Q1'22
- Subsequent to Q1'22, committed **$331 million** of capital across 10 new loans closed or in-execution[3]

PORTFOLIO

- **$5.2 billion** total at-share assets; predominantly senior loans and net lease assets
- **$3.8 billion** loan portfolio with a W.A. unlevered yield of **5.0%** and W.A. risk ranking of **3.1**
  - W.A. benchmark floor of **70 bps** across senior loans; positioned to benefit from rising rates
  - **$224 million** of repayments across five senior loans in Q1'22
  - Subsequent to Q1'22, **$98 million** of repayments across three senior loans and one subordinate loan
  - CECL reserve of $35 million, or $0.26 per share (85 bps of aggregate commitments across loan portfolio)[6]
- **$761 million** net lease assets (undepreciated) with a W.A. lease term of **10.9** years
  - Sold one net lease asset for a gross sales price of **$20 million** in Q1'22
- Sold one other real estate asset for a gross sales price of **$36 million** in Q1'22

LIQUIDITY & CAPITALIZATION

- Amended and right-sized revolving credit facility to $165 million with an extended maturity of January 2027
- **$431 million** of available liquidity (**$266 million** of unrestricted cash and **$165 million** of revolver capacity)[3]

As of March 31, 2022, unless otherwise stated; at BRSP share
See footnotes in the appendix

FINANCIAL OVERVIEW

Key Financial Metrics

GAAP Net Income ($M) Per Share	**$27.7** $0.21
Distributable Earnings ($M) Per Share	**$28.8** $0.22
Adjusted Distributable Earnings ($M) Per Share	**$28.8** $0.22
Total At-Share Assets ($B) (Undepreciated)	**$5.2**
Total Debt Outstanding (UPB) ($B) Debt-to-Equity[4]	**$3.4** 2.1x
Book Value (GAAP) ($B) Per Share	**$1.5** $11.26
Book Value (Undepreciated) ($B) Per Share	**$1.6** $12.36
CECL Reserve ($M) Per Share	**$34.9** $0.26

Capital Structure



1%
13%
33%
24%
29%
Total capitalization
$5.0B
Stockholders' equity (undepreciated)
Securitization bonds payable (non-recourse)
Master repurchase facilities (limited recourse)
Mortgage debt (non-recourse)
Other debt (non-recourse)

Undepreciated Book Value Per Share Bridge



$12.50
$12.25
$12.00
$12.37
$0.03
$0.01
($0.05)
$12.36
12/31/21 Undepreciated BVPS
Adj. Distributable Earnings, in Excess of Dividends
Real Estate Sales
Other (7)
3/31/22 Undepreciated BVPS

As of March 31, 2022, unless otherwise stated; at BRSP share
See footnotes in the appendix

PORTFOLIO OVERVIEW

Investment Type

Based on GAAP net carrying value as of March 31, 2022


Loan portfolio
Net lease & other real estate
CRE debt securities (8)
3%
15%
82%

Property Type

Based on GAAP gross carrying value as of March 31, 2022


Multifamily
Office
Hotel
Industrial
Other / mixed-use (9)
Retail
3%
1%
6%
9%
44%
37%

Portfolio Overview

(At BRSP share)	Investment count		Carrying value		Net carrying value		Per share
Senior mortgage loans	102	$	3,629	$	895	$	6.74
Mezzanine loans	7		130		130		0.98
Preferred equity[10]	1		16		16		0.12
CECL reserves			(35)		(35)		(0.26)
Total loan portfolio	**110**		**3,740**		**1,005**		**7.58**
Net lease & other real estate	10		825		184		1.38
CRE debt securities[8]	5		41		41		0.31
Total investment portfolio	**125**	**$**	**4,606**	**$**	**1,230**	**$**	**9.27**
Plus: cash & net assets[11]			460		264		1.99
Total - GAAP		**$**	**5,066**	**$**	**1,494**	**$**	**11.26**
Plus: accumulated D&A[12]			146		146		1.10
Total - Undepreciated		**$**	**5,212**	**$**	**1,640**	**$**	**12.36**

BRIGHTSPIRE CAPITAL

Above charts exclude the impact of CECL reserves. In addition, "Property Type" chart excludes CRE debt securities
$ in millions, except per share data; as of March 31, 2022; at BRSP share
See footnotes in the appendix

LOAN PORTFOLIO HIGHLIGHTS

Q1'22 LOAN PORTFOLIO ACTIVITY



8%↑
QoQ loan growth
$3,500
Total Loan Count
98
12/31/21 Loan Portfolio
$476
Total New Loans
17
Total New Loans – Initial Fundings [13]
$20
Additional Loan Fundings
$3
Other [14]
($224)
Total Loan Repayments
5
Repayments
$3,775
Total Loan Count
110
3/31/22 Loan Portfolio

Q1'22 NEW LOAN ORIGINATION HIGHLIGHTS

$589M	**$35M**	**4.5%**	**100%**	**67%**
Total commitments	Average loan size (total commitments)	W.A. unlevered all-in yield[15]	% floating rate (senior loans only)	W.A. loan-to-value (senior loans only)

Above chart based on GAAP gross carrying value and excludes the impact of CECL reserves
$ in millions; as of March 31, 2022, unless otherwise stated; at BRSP share
See footnotes in the appendix

LOAN PORTFOLIO OVERVIEW

Overview

110	Total number of investments
$3.8B	Total loans & preferred equity
$34M	Average investment size
1.5 yrs.	W.A. remaining term[16]
3.6 yrs.	W.A. extended remaining term[17]
5.0%	W.A. unlevered all-in yield[15]
3.1	W.A. risk ranking
100%	of senior loans are floating rate
69%	W.A. loan-to-value (senior loans only)

Investment Type



4%
<1%
96%
Senior mortgage loans
Mezzanine loans
Preferred equity[10]

Region Exposure



West 46%
Midwest 1%
Northeast 15%
Southwest 32%
Southeast 6%

Property Type



As of 3/31/21
As of 3/31/22
Multifamily 41% 54%
Office 31% 30%
Hotel 16% 12%
Other / mixed-use[9] 7% 3%
Industrial 5% 1%

Above charts based on GAAP gross carrying value and excludes the impact of CECL reserves
As of March 31, 2022, unless otherwise stated; at BRSP share
See footnotes in the appendix

LOAN PORTFOLIO DIVERSIFICATION

		Collateral Type			Region Exposure as a % of Carrying Value				
(At BRSP share)	Number of investments	Carrying value		% of carrying value	West	Southwest	Northeast	Southeast	Midwest
Multifamily	68	$	2,025,037	54%	21%	28%	2%	3%	-
Office	30		1,150,948	30%	13%	4%	10%	3%	-
Hotel	6		437,501	12%	11%	-	0%	-	1%
Other / mixed-use[9]	3		120,465	3%	-	-	3%	-	-
Industrial	3		41,229	1%	1%	0%	0%	0%	0%
Total	**110**	**$**	**3,775,180**	**100%**	**46%**	**32%**	**15%**	**6%**	**1%**
CECL reserves			(34,913)						
Total – Net of CECL reserves		**$**	**3,740,267**						

Property Type Exposure by Region


Multifamily
5%
2%
40%
53%
Office
9%
13%
45%
33%
Hotel
4%
3%
93%
Other / mixed-use
100%
Industrial
10%
4%
1%
13%
72%
West
Southwest
Northeast
Southeast
Midwest

BRIGHTSPIRE CAPITAL

Above charts based on GAAP gross carrying value and excludes the impact of CECL reserves
$ in thousands; as of March 31, 2022; at BRSP share
See footnotes in the appendix

LOAN PORTFOLIO SUMMARY

(At BRSP share)	Number of investments		Carrying value	% of carrying value		Net carrying value	W.A. unlevered all-in yield[15]	W.A. extended term (years)[17]
Floating rate								
Senior mortgage loans	102	$	3,629,415	96%	$	894,559	4.8%	3.6
Mezzanine loans	1		12,120	0%		12,120	11.5%	0.4
Total / W.A. floating rate	**103**		**3,641,535**	**96%**		**906,679**	**4.8%**	**3.6**
Fixed rate								
Mezzanine loans	6		117,445	4%		117,445	12.6%	2.9
Preferred equity[10]	1		16,200	0%		16,200	N/A	5.4
Total / W.A. fixed rate	**7**		**133,645**	**4%**		**133,645**	**11.1%**	**3.2**
Total / W.A.	**110**	**$**	**3,775,180**	**100%**	**$**	**1,040,324**	**5.0%**	**3.6**
CECL reserves			(34,913)			(34,913)		
Total / W.A. – Net of CECL reserves		**$**	**3,740,267**		**$**	**1,005,411**		

BRIGHTSPIRE CAPITAL

$ in thousands; as of March 31, 2022; at BRSP share
See footnotes in the appendix

NET LEASE REAL ESTATE & OTHER REAL ESTATE SUMMARY

(At BRSP share)	Number of investments	BRSP ownership %	Rentable square feet ("RSF") & Keys	Carrying value	% of carrying value	Net carrying value	Q1'22 NOI* (at BRSP share)	W.A. % leased at end of period[18]	W.A. remaining lease term (years)[19]
Net lease real estate ("NNN")									
Office**	3	100%	1,812 RSF	$ 370,985	45%	$ 133,735	$ 6,559	100%	7.5
Industrial	1	100%	2,787 RSF	260,384	32%	60,384	5,057	100%	16.4
Retail	4	100%	468 RSF	29,192	4%	(11,339)	1,190	100%	5.1
Total / W.A. - NNN	**8**	**100%**	**5,068 RSF**	**$ 660,561**	**80%**	**$ 182,781**	**$ 12,806**	**100%**	**10.9**
Other real estate ("Other RE")									
Office	2	92%	1,344 RSF	$ 164,380	20%	$ 933	$ 4,038	85%	3.4
Total / W.A. – Other RE	**2**	**92%**	**1,344 RSF**	**$ 164,380**	**20%**	**$ 933**	**$ 4,038**	**85%**	**3.4**
Total / W.A.	**10**	**98%**	**6,412 RSF**	**$ 824,942**	**100%**	**$ 183,714**	**$ 16,844**	**97%**	**9.4**
Accumulated depreciation and amortization[12]				145,769		145,769			
Total / W.A. – Undepreciated				**$ 970,711**		**$ 329,483**			

Region Exposure


West
37%
Midwest
17%
Northeast
10%
Europe
36%

Property Type


3%
32%
65%
Office
Industrial
Retail

W.A. Remaining Lease Term[19]


6%
22%
72%
5.0+
2.5 - 5.0
<2.5

BRIGHTSPIRE CAPITAL

* Q1'22 NOI in the above table excludes approximately $0.2 million related to the sale of one net lease office property and one hotel property, both of which closed during the quarter

** Net lease office NOI excludes the offsetting impact of FX forward currency hedges related to the Norway Office Net Lease property

Above charts based on GAAP gross carrying value; $ and RSF in thousands; as of March 31, 2022, unless otherwise stated; at BRSP share

See footnotes in the appendix

Loan Portfolio

(At BRSP share)	Origination date	Collateral type	City, State	Carrying value	Coupon type	Cash coupon	Unlevered all-in yield[15]	Extended maturity date[17]	LTV	Risk ranking
Senior loans										
Loan 1	Jan-18	Hotel	San Jose, CA	$ 185	Floating	L+ 4.8%	5.3%	Nov-26	74%	4
Loan 2	Jun-19	Multifamily	Milpitas, CA	185	Floating	L+ 3.1%	5.5%	Jul-24	72%	3
Loan 3	Dec-18	Office	Carlsbad, CA	120	Floating	L+ 4.3%	4.9%	Dec-23	73%	3
Loan 4	Jun-18	Hotel	Berkeley, CA	120	Floating	L+ 3.2%	5.2%	Jul-25	66%	4
Loan 5 *	Jun-19	Multifamily	Santa Clara, CA	107	Floating	L+ 4.4%	7.1%	Jun-24	70%	4
Loan 6	Feb-22	Office	Boston, MA	80	Floating	S+ 3.8%	4.6%	Mar-27	54%	3
Loan 7	Oct-19	Other (Mixed-use)	Brooklyn, NY	76	Floating	L+ 4.0%	4.8%	Nov-24	70%	3
Loan 8	Aug-18	Office	San Jose, CA	73	Floating	L+ 2.5%	4.3%	Aug-25	75%	3
Loan 9	Jun-18	Hotel	Englewood, CO	73	Floating	L+ 3.5%	4.8%	Feb-25	69%	3
Loan 10	Jan-21	Office	Phoenix, AZ	72	Floating	L+ 3.6%	4.4%	Feb-26	70%	3
Loan 11	May-19	Office	Long Island City, NY	67	Floating	L+ 3.5%	5.9%	Jun-24	59%	4
Loan 12	Apr-19	Office	Long Island City, NY	66	Floating	L+ 3.3%	5.7%	Apr-24	58%	4
Loan 13	Jul-19	Office	Washington, D.C.	57	Floating	L+ 2.8%	5.5%	Aug-24	68%	4
Loan 14	Feb-19	Office	Baltimore, MD	56	Floating	L+ 3.5%	6.2%	Feb-24	74%	4
Loan 15	Dec-20	Multifamily	Salt Lake City, UT	51	Floating	L+ 3.2%	4.0%	Jan-26	68%	2
Loan 16	Mar-22	Multifamily	Austin, TX	49	Floating	S+ 3.3%	4.2%	Mar-27	75%	3
Loan 17	Jul-21	Multifamily	Dallas, TX	48	Floating	L+ 3.3%	4.2%	Aug-26	74%	3
Loan 18	May-21	Multifamily	Las Vegas, NV	45	Floating	L+ 3.4%	4.2%	Jun-26	70%	3
Loan 19	Jan-22	Other (Mixed-use)	New York, NY	45	Floating	S+ 3.5%	4.3%	Feb-27	67%	3
Loan 20	Nov-21	Multifamily	Phoenix, AZ	43	Floating	L+ 3.4%	4.6%	Dec-26	74%	3
Loan 21	Mar-21	Multifamily	Richardson, TX	43	Floating	L+ 3.4%	4.1%	Mar-26	75%	3
Loan 22	Jul-21	Multifamily	Jersey City, NJ	43	Floating	L+ 3.0%	3.8%	Aug-26	66%	2
Loan 23	Dec-20	Multifamily	Austin, TX	43	Floating	L+ 3.7%	5.0%	Jan-26	54%	2
Loan 24	Feb-21	Multifamily	Arlington, TX	42	Floating	L+ 3.6%	4.9%	Feb-26	81%	2
Loan 25	Mar-21	Multifamily	Fort Worth, TX	39	Floating	L+ 3.5%	4.3%	Apr-26	83%	3
Loan 26	Nov-21	Office	Tualatin, OR	38	Floating	L+ 3.9%	4.8%	Dec-26	66%	3
Loan 27	Dec-21	Multifamily	Denver, CO	38	Floating	L+ 3.2%	4.2%	Dec-26	74%	3
Loan 28	Mar-21	Multifamily	Fort Worth, TX	38	Floating	L+ 3.3%	4.1%	Apr-26	82%	3
Loan 29	Jul-21	Multifamily	Dallas, TX	36	Floating	L+ 3.1%	4.1%	Aug-26	77%	3
Loan 30	Sep-21	Office	Reston, VA	36	Floating	L+ 4.0%	5.0%	Oct-26	68%	3
Loan 31	Mar-22	Multifamily	Long Beach, CA	35	Floating	S+ 3.4%	4.2%	Apr-27	74%	3
Loan 32	Nov-21	Office	Dallas, TX	35	Floating	L+ 3.9%	4.8%	Dec-25	61%	3
Loan 33	Dec-20	Multifamily	Fullerton, CA	35	Floating	L+ 3.8%	4.8%	Jan-26	70%	3
Loan 34	Jan-22	Multifamily	Dallas, TX	34	Floating	S+ 3.5%	4.4%	Feb-27	75%	3
Loan 35	Jun-17	Office	Miami, FL	34	Floating	L+ 4.9%	5.6%	Jul-22	68%	3
Loan 36	Jan-22	Multifamily	Los Angeles, CA	34	Floating	S+ 3.4%	4.0%	Feb-27	65%	3
Loan 37	Sep-21	Multifamily	Carrollton, TX	34	Floating	L+ 3.1%	3.9%	Oct-25	73%	3
Loan 38	Mar-21	Multifamily	Fremont, CA	33	Floating	L+ 3.5%	4.4%	Apr-26	76%	3
Loan 39	Jun-21	Office	South Pasadena, CA	32	Floating	L+ 4.9%	5.9%	Jun-26	69%	3
Loan 40	Mar-21	Multifamily	Mesa, AZ	31	Floating	L+ 3.7%	4.6%	Apr-26	83%	3

* Reflects loans and preferred equity interests in which the underlying collateral is related to construction/development projects
$ in millions; as of March 31, 2022; at BRSP share
See footnotes in the appendix

INVESTMENT DETAIL (CONT'D)

Loan Portfolio (Cont'd)

(At BRSP share)	Origination date	Collateral type	City, State	Carrying value	Coupon type	Cash coupon	Unlevered all-in yield[15]	Extended maturity date[17]	LTV	Risk ranking
Senior loans										
Loan 41	Jul-21	Multifamily	Phoenix, AZ	31	Floating	L+ 3.3%	4.0%	Aug-26	75%	3
Loan 42	Mar-19	Office	San Jose, CA	31	Floating	L+ 3.0%	5.7%	Apr-24	64%	2
Loan 43	Apr-21	Office	San Diego, CA	30	Floating	L+ 3.6%	4.3%	May-26	55%	3
Loan 44	May-21	Multifamily	Dallas, TX	30	Floating	L+ 3.4%	4.3%	May-26	68%	3
Loan 45	Apr-21	Multifamily	Las Vegas, NV	29	Floating	L+ 3.1%	3.9%	May-26	76%	2
Loan 46	Nov-21	Office	Gardena, CA	28	Floating	L+ 3.5%	4.3%	Dec-26	69%	3
Loan 47	Jul-21	Multifamily	Plano, TX	28	Floating	L+ 3.1%	3.9%	Feb-25	82%	3
Loan 48	May-21	Multifamily	Houston, TX	28	Floating	L+ 3.0%	4.0%	Jun-26	67%	3
Loan 49	Oct-21	Office	Blue Bell, PA	28	Floating	L+ 3.7%	4.9%	Nov-23	67%	3
Loan 50	Mar-22	Office	Blue Bell, PA	27	Floating	S+ 4.2%	5.5%	Apr-25	59%	3
Loan 51	Dec-21	Multifamily	Fort Mill, SC	26	Floating	L+ 3.2%	3.9%	Jan-27	71%	3
Loan 52	Aug-21	Multifamily	Glendale, AZ	26	Floating	L+ 3.2%	3.9%	Sep-26	75%	3
Loan 53	Feb-19	Office	Charlotte, NC	26	Floating	L+ 3.3%	3.9%	Jul-25	56%	2
Loan 54	Feb-22	Multifamily	Long Beach, CA	25	Floating	S+ 3.4%	4.2%	Mar-27	67%	3
Loan 55	Nov-21	Office	Oakland, CA	25	Floating	L+ 4.2%	5.1%	Dec-26	57%	3
Loan 56	Sep-19	Office	Salt Lake City, UT	25	Floating	L+ 2.7%	5.0%	Oct-24	72%	4
Loan 57	May-21	Multifamily	Phoenix, AZ	25	Floating	L+ 3.1%	3.8%	Jun-26	76%	2
Loan 58	Dec-21	Office	Hillsboro, OR	24	Floating	L+ 3.9%	4.8%	Dec-24	68%	3
Loan 59	Dec-21	Multifamily	Phoenix, AZ	24	Floating	L+ 3.5%	4.3%	Jan-27	75%	3
Loan 60	Jan-21	Multifamily	Charlotte, NC	23	Floating	L+ 3.5%	4.3%	Feb-26	76%	3
Loan 61	Mar-22	Multifamily	Louisville, KY	23	Floating	S+ 3.7%	4.6%	Apr-27	72%	3
Loan 62	Mar-22	Multifamily	Phoenix, AZ	23	Floating	S+ 3.7%	4.3%	Apr-27	75%	3
Loan 63	Mar-22	Multifamily	Glendale, AZ	23	Floating	S+ 3.5%	4.1%	Mar-27	73%	3
Loan 64	Sep-19	Office	San Francisco, CA	23	Floating	L+ 3.2%	5.7%	Oct-24	72%	3
Loan 65	Jul-21	Multifamily	Aurora, CO	23	Floating	L+ 3.1%	3.9%	Jul-26	73%	3
Loan 66	Mar-21	Multifamily	San Jose, CA	22	Floating	L+ 3.7%	4.4%	Apr-26	70%	2
Loan 67	Oct-21	Multifamily	Irving, TX	22	Floating	L+ 3.4%	4.3%	Sep-24	70%	3
Loan 68	Nov-21	Multifamily	Austin, TX	22	Floating	L+ 3.3%	4.0%	Nov-26	71%	3
Loan 69	Aug-19	Office	San Francisco, CA	22	Floating	L+ 2.8%	5.4%	Sep-24	73%	4
Loan 70	Jul-21	Office	Denver, CO	21	Floating	L+ 4.3%	5.1%	Aug-26	66%	3
Loan 71	Jul-21	Multifamily	Oregon City, OR	21	Floating	L+ 3.3%	4.0%	Aug-26	73%	3
Loan 72	Jun-21	Multifamily	Phoenix, AZ	21	Floating	L+ 3.2%	3.9%	Jul-26	75%	2
Loan 73	Feb-21	Multifamily	Raleigh, NC	21	Floating	L+ 3.3%	4.1%	Mar-26	76%	2
Loan 74	Mar-21	Multifamily	San Antonio, TX	20	Floating	L+ 3.1%	3.9%	Apr-26	77%	3
Loan 75	Sep-21	Multifamily	Denton, TX	19	Floating	L+ 3.2%	4.0%	Oct-25	70%	3
Loan 76	Dec-21	Multifamily	Gresham, OR	19	Floating	L+ 3.5%	4.5%	Jan-27	74%	3
Loan 77	Jul-20	Hotel	Bloomington, MN	19	Floating	L+ 5.0%	6.0%	May-22	64%	3
Loan 78	Aug-21	Multifamily	La Mesa, CA	19	Floating	L+ 2.9%	3.8%	Aug-25	70%	3
Loan 79	Jan-22	Multifamily	Austin, TX	19	Floating	S+ 3.4%	4.2%	Feb-27	75%	3
Loan 80	Oct-20	Office	Denver, CO	19	Floating	L+ 3.6%	4.7%	Nov-25	64%	3

$ in millions; as of March 31, 2022; at BRSP share

Loan Portfolio (Cont'd)

(At BRSP share)	Origination date	Collateral type	City, State	Carrying value	Coupon type	Cash coupon	Unlevered all-in yield[15]	Extended maturity date[17]	LTV	Risk ranking
Loan 81	Jun-21	Multifamily	Phoenix, AZ	18	Floating	L+ 3.4%	4.3%	Jul-26	63%	3
Loan 82	Sep-21	Multifamily	Bellevue, WA	18	Floating	L+ 2.9%	3.9%	Sep-25	64%	3
Loan 83	Jul-21	Multifamily	Salt Lake City, UT	18	Floating	L+ 3.3%	4.0%	Aug-26	73%	3
Loan 84	Jun-21	Multifamily	Phoenix, AZ	17	Floating	L+ 3.2%	3.9%	Jul-26	75%	3
Loan 85	Mar-22	Industrial	City of Industry, CA	16	Floating	S+ 3.4%	4.1%	Apr-27	67%	3
Loan 86	Nov-20	Multifamily	Tucson, AZ	16	Floating	L+ 3.6%	4.7%	Dec-25	75%	2
Loan 87	Mar-22	Multifamily	Los Angeles, CA	16	Floating	S+ 3.6%	4.4%	Apr-27	70%	3
Loan 88	Mar-21	Multifamily	Tucson, AZ	16	Floating	L+ 3.7%	4.6%	Mar-26	72%	2
Loan 89	Oct-21	Office	Burbank, CA	15	Floating	L+ 3.9%	4.7%	Nov-26	57%	3
Loan 90	Jun-21	Multifamily	Phoenix, AZ	15	Floating	L+ 3.3%	4.0%	Jul-26	74%	3
Loan 91	Mar-21	Multifamily	Albuquerque, NM	15	Floating	L+ 3.4%	4.1%	Apr-26	76%	2
Loan 92	Nov-21	Office	Charlotte, NC	15	Floating	L+ 4.4%	5.2%	Dec-26	67%	3
Loan 93	Aug-21	Office	Los Angeles, CA	14	Floating	L+ 5.0%	6.0%	Sep-26	66%	3
Loan 94	Feb-19	Multifamily	Las Vegas, NV	14	Floating	L+ 3.2%	5.7%	Feb-24	71%	2
Loan 95	Jul-21	Multifamily	Durham, NC	14	Floating	L+ 3.3%	4.0%	Aug-26	58%	3
Loan 96	May-21	Multifamily	Phoenix, AZ	14	Floating	L+ 3.1%	3.8%	Jun-26	72%	3
Loan 97	Feb-21	Multifamily	Provo, UT	13	Floating	L+ 3.8%	4.6%	Mar-26	71%	3
Loan 98	Nov-21	Office	Richardson, TX	13	Floating	L+ 4.0%	5.0%	Dec-26	71%	3
Loan 99	Jul-21	Multifamily	San Antonio, TX	13	Floating	L+ 3.3%	4.3%	Aug-24	76%	3
Loan 100	Apr-21	Multifamily	Phoenix, AZ	11	Floating	L+ 3.6%	4.3%	Apr-26	75%	3
Loan 101	Mar-22	Multifamily	Glendale, AZ	11	Floating	S+ 3.5%	4.1%	Mar-27	73%	3
Loan 102	Mar-22	Industrial	Commerce, CA	9	Floating	S+ 3.3%	4.1%	Apr-27	71%	3
Total / W.A. senior loans				$ 3,629		L/S+ 3.5%	4.8%	Nov-25	69%	3.1
Mezzanine loans										
Loan 103 *	Dec-19	Multifamily	Milpitas, CA	40	Fixed	8.0%	13.3%	Dec-24	49% – 71%	3
Loan 104 *	Jul-19	Multifamily	Placentia, CA	34	Fixed	8.0%	13.3%	Jul-24	51% – 84%	3
Loan 105	Sep-19	Hotel	Berkeley, CA	29	Fixed	11.5%	11.5%	Jul-25	66% – 81%	4
Loan 106	Jan-17	Hotel	New York, NY	12	Floating	L+ 11.0%	11.5%	Sep-22	63% – 76%	5
Loan 107 *	Feb-22	Multifamily	Las Vegas, NV	10	Fixed	7.0%	12.3%	Feb-27	56% – 79%	3
Loan 108	Jul-14	Multifamily	Various - TX	4	Fixed	9.5%	9.5%	Aug-24	71% – 83%	3
Loan 109 *,**	Sep-20	Other (mixed-use)	Los Angeles, CA	--	n/a	n/a	n/a	Jul-23	n/a	5
Total / W.A. mezzanine loans				$ 130		n/a	12.5%	Nov-24	58% - 78%	3.4
Preferred equity										
Loan 110	Sep-16	Industrial	Various - U.S.	16	n/a	n/a	n/a	Sep-27	n/a	4
Total / W.A. preferred equity				$ 16		n/a	n/a	Sep-27	n/a	4.0
Total / W.A. senior and mezzanine loans and preferred equity				$ 3,775		n/a	5.0%	Nov-25	n/a	3.1
CECL reserves				(35)						
Total / W.A. senior and mezzanine loans and preferred equity, Net of CECL reserves				$ 3,740						

BRIGHTSPIRE CAPITAL

* Reflects loans and preferred equity interests in which the underlying collateral is related to construction/development projects
** Reflects loans and preferred equity interests which are on non-accrual status
$ in millions; as of March 31, 2022; at BRSP share
See footnotes in the appendix

Net Lease Real Estate & Other Real Estate

(At BRSP share)	Origination date	Collateral type	City, State	Carrying value	Q1'22 NOI*	# of properties	# of buildings	Rentable square feet ("RSF")	W.A. % leased[18]	W.A. lease term (yrs)[19]
Net lease real estate										
Net lease 1**	Jul-18	Office	Stavenger, Norway	$ 296	$ 4.9	1	26	1,291 RSF	100%	8.4
Net lease 2	Aug-18	Industrial	Various - U.S.	260	5.1	2	2	2,787 RSF	100%	16.4
Net lease 3	Jul-06	Office	Aurora, CO	43	1.0	1	1	184 RSF	100%	0.6
Net lease 4	Jun-06	Office	Indianapolis, IN	32	0.7	1	1	338 RSF	100%	8.9
Net lease 5	Sep-06	Retail	Various - U.S.	20	0.8	7	7	320 RSF	100%	4.7
Net lease 6	Sep-06	Retail	Keene, NH	4	0.1	1	1	45 RSF	100%	6.8
Net lease 7	Sep-06	Retail	Fort Wayne, IN	3	0.1	1	1	50 RSF	100%	2.4
Net lease 8	Sep-06	Retail	South Portland, ME	2	0.2	1	1	53 RSF	100%	9.1
Total / W.A. net lease real estate				$ 661	$ 12.8	15	40	5,068 RSF	100%	10.9
Other real estate										
Other real estate 1	Sep-14	Office	Creve Coeur, MO	$ 96	$ 2.7	7	7	848 RSF	87%	3.2
Other real estate 2	Dec-14	Office	Warrendale, PA	68	1.4	5	5	496 RSF	82%	3.8
Total / W.A. other real estate				$ 164	$ 4.0	12	12	1,344 RSF	85%	3.4
Total / W.A. net lease real estate and other real estate				$ 825	$ 16.8	27	52	6,412 RSF	97%	9.4

CRE Debt Securities

(At BRSP share)	Principal value	Carrying value	W.A. remaining term (yrs)[20]
CRE debt securities			
CRE debt securities (5 investments) ***	$ 103	$ 41	5.2
Total / W.A. CRE debt securities	$ 103	$ 41	5.2

Investment Detail Summary

(At BRSP share)	Number of investments	Carrying value
Senior loans	102	$ 3,629
Mezzanine loans	7	130
Preferred equity	1	16
CECL reserves		(35)
Total senior and mezzanine loans and preferred equity	110	3,740
Net lease real estate	8	661
Other real estate	2	164
Total net lease real estate and other real estate	10	825
CRE debt securities ***	5	41
Total	125	$ 4,606

BRIGHTSPIRE CAPITAL

* Q1'22 NOI in the above table excludes approximately $0.2 million related to the sale of one net lease office property and one hotel property, both of which closed during the quarter

** Q1'22 NOI excludes the offsetting impact of FX forward currency hedges related to the Norway Office Net Lease property

*** CRE Debt Securities includes one PE interest with a total carrying value of $4 million; principal value and W.A. remaining term exclude PE interests

$ in millions; rentable square feet in thousands; as of March 31, 2022; at BRSP share; see footnotes in the appendix

CAPITALIZATION HIGHLIGHTS

Diversified capital structure of primarily non-recourse debt and a 2.1x debt-to-equity ratio. Embedded capacity under existing financing sources including an undrawn corporate revolver and $714M of repurchase facilities availability

Key Financial Metrics

$5.0B	Total capitalization *(excluding cash)*
$3.4B	Total outstanding debt
$165M	Corporate revolving credit facility availability *As of April 29, 2022 (fully undrawn)*
$714M	Master repurchase facilities availability *As of April 29, 2022*
2.1x	Debt-to-equity ratio[4]
65%	Debt-to-asset ratio[20]
2.65%	Blended all-in cost of financing[21]

Capital Structure



1%
13%
33%
24%
Total capitalization $5.0B
29%

- Stockholders' equity (undepreciated)
- Securitization bonds payable (non-recourse)
- Master repurchase facilities (limited recourse)
- Mortgage debt (non-recourse)
- Other debt (non-recourse)

As of March 31, 2022, unless otherwise stated; at BRSP share
See footnotes in the appendix

CAPITALIZATION SUMMARY

(At BRSP share)	Recourse vs. non-recourse[22]	W.A. extended maturity[23]	W.A. contractual interest rate[23]	W.A. all-in COF[21]	Outstanding debt (UPB)
Corporate debt					
Corporate revolving credit facility	Recourse	Jan-27	S + 2.25%	2.66%	$ -
Investment-level debt					
Master repurchase facilities	Limited recourse	Aug-24	L/S + 1.88%	2.38%	1,199,789
Securitization bonds payable (2019-FL1)	Non-recourse	Aug-35	S + 1.62%	2.04%	799,687
Securitization bonds payable (2021-FL1)	Non-recourse	Aug-38	L + 1.49%	1.94%	670,000
Mortgage debt – net lease (fixed)	Non-recourse	Mar-29	4.35%	4.35%	476,989
Mortgage debt – other real estate (fixed)	Non-recourse	Nov-24	4.40%	4.40%	163,447
Other debt	Non-recourse	Jun-24	L + 3.00%	5.45%	65,377
Mortgage debt – net lease (floating)	Non-recourse	Jul-23	L + 2.15%	2.60%	791
Total / W.A. debt (BRSP share)		**Aug-30**		**2.65%**	**$ 3,376,082**
					Book value
Stockholders' equity					$ 1,459,882
Noncontrolling interests in the Operating Partnership					34,654
GAAP net book value (BRSP share)					**1,494,536**
Accumulated depreciation and amortization					145,769
Undepreciated book value (BRSP share)					**1,640,305**
Total capitalization (undepreciated)					**$ 5,016,387**

During the first quarter 2022, the Company recorded approximately $2.4M of amortization of deferred financing costs, implying an annualized 21 bps of financing costs on the Company's total debt capacity
$ in thousands; as of March 31, 2022; at BRSP share
See footnotes in the appendix

INTEREST RATE SENSITIVITY

BRSP's portfolio is positioned to benefit in a rising rate environment

- 100% of senior mortgage loan value is floating rate
- W.A. benchmark floor of approximately 70 bps across senior mortgage loans
- 58% of floating rate senior mortgage loan value is subject to a benchmark floor of less than 50 bps

Historical W.A. Benchmark Floors – Senior Only



1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
1.59%
1.32%
1.10%
0.88%
0.70%
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22

Net Interest Income Sensitivity – Total Portfolio



$ in Millions
$10.0
$7.5
$5.0
$2.5
$0.0
$0.00 per share
$0.5
$2.1
$0.02 per share
$5.0
$0.04 per share
$9.7
$0.07 per share
1.00%
1.50%
2.00%
2.50%
Incremental Rate of Change*

* Benchmark rates based on spot rates as of March 31, 2022; LIBOR spot rate of 0.45% and SOFR spot rate of 0.30%
$ in millions, except per share data; as of March 31, 2022; at BRSP share

APPENDIX



IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES AND DEFINITIONS

We present Distributable Earnings, which is a non-GAAP supplemental financial measure of our performance. We believe that Distributable Earnings provides meaningful information to consider in addition to our net income and cash flow from operating activities determined in accordance with U.S. GAAP, and this metric is a useful indicator for investors in evaluating and comparing our operating performance to our peers and our ability to pay dividends. We elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended, beginning with our taxable year ended December 31, 2018. As a REIT, we are required to distribute substantially all of our taxable income and we believe that dividends are one of the principal reasons investors invest in credit or commercial mortgage REITs such as our company. Over time, Distributable Earnings has been a useful indicator of our dividends per share and we consider that measure in determining the dividend, if any, to be paid. This supplemental financial measure also helps us to evaluate our performance excluding the effects of certain transactions and U.S. GAAP adjustments that we believe are not necessarily indicative of our current portfolio and operations.

We define Distributable Earnings as U.S. GAAP net income (loss) attributable to our common stockholders (or, without duplication, the owners of the common equity of our direct subsidiaries, such as our operating partnership or "OP") and excluding (i) non-cash equity compensation expense, (ii) the expenses incurred in connection with our formation or other strategic transactions, (iii) the incentive fee, (iv) acquisition costs from successful acquisitions, (v) gains or losses from sales of real estate property and impairment write-downs of depreciable real estate, including unconsolidated joint ventures and preferred equity investments, (vi) CECL reserves determined by probability of default / loss given default (or "PD/LGD") model, (vii) depreciation and amortization, (viii) any unrealized gains or losses or other similar non-cash items that are included in net income for the current quarter, regardless of whether such items are included in other comprehensive income or loss, or in net income, (ix) one-time events pursuant to changes in U.S. GAAP and (x) certain material non-cash income or expense items that in the judgment of management should not be included in Distributable Earnings. For clauses (ix) and (x), such exclusions shall only be applied after approval by a majority of our independent directors. Distributable Earnings include provision for loan losses when realized. Loan losses are realized when such amounts are deemed nonrecoverable at the time the loan is repaid, or if the underlying asset is sold following foreclosure, or if we determine that it is probable that all amounts due will not be collected; realized loan losses to be included in Distributable Earnings is the difference between the cash received, or expected to be received, and the book value of the asset.

Additionally, we define Adjusted Distributable Earnings as Distributable Earnings excluding (i) realized gains and losses on asset sales, (ii) fair value adjustments, which represent mark-to-market adjustments to investments in unconsolidated ventures based on an exit price, defined as the estimated price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants, (iii) unrealized gains or losses, (iv) realized provision for loan losses and (v) one-time gains or losses that in the judgement of management should not be included in Adjusted Distributable Earnings. We believe Adjusted Distributable Earnings is a useful indicator for investors to further evaluate and compare our operating performance to our peers and our ability to pay dividends, net of the impact of any gains or losses on assets sales or fair value adjustments, as described above.

Distributable Earnings and Adjusted Distributable Earnings do not represent net income or cash generated from operating activities and should not be considered as an alternative to U.S. GAAP net income or an indication of our cash flows from operating activities determined in accordance with U.S. GAAP, a measure of our liquidity, or an indication of funds available to fund our cash needs. In addition, our methodology for calculating Distributable Earnings and Adjusted Distributable Earnings may differ from methodologies employed by other companies to calculate the same or similar non-GAAP supplemental financial measures, and accordingly, our reported Distributable Earnings and Adjusted Distributable Earnings may not be comparable to the Distributable Earnings and Adjusted Distributable Earnings reported by other companies.

The Company calculates Distributable Earnings per share and Adjusted Distributable Earnings per share, which are non-GAAP supplemental financial measures, based on a weighted average number of common shares and operating partnership units (held by members other than the Company or its subsidiaries).

We believe net operating income ("NOI") to be a useful measure of operating performance of our net leased and other real estate portfolios as they are more closely linked to the direct results of operations at the property level. NOI excludes historical cost depreciation and amortization, which are based on different useful life estimates depending on the age of the properties, as well as adjustments for the effects of real estate impairment and gains or losses on sales of depreciated properties, which eliminate differences arising from investment and disposition decisions. Additionally, by excluding corporate level expenses or benefits such as interest expense, any gain or loss on early extinguishment of debt and income taxes, which are incurred by the parent entity and are not directly linked to the operating performance of the Company's properties, NOI provides a measure of operating performance independent of the Company's capital structure and indebtedness. However, the exclusion of these items as well as others, such as capital expenditures and leasing costs, which are necessary to maintain the operating performance of the Company's properties, and transaction costs and administrative costs, may limit the usefulness of NOI. NOI may fail to capture significant trends in these components of U.S. GAAP net income (loss) which further limits its usefulness.

IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES AND DEFINITIONS (CONT'D)

NOI should not be considered as an alternative to net income (loss), determined in accordance with U.S. GAAP, as an indicator of operating performance. In addition, our methodology for calculating NOI involves subjective judgment and discretion and may differ from the methodologies used by other companies, when calculating the same or similar supplemental financial measures and may not be comparable with other companies.

The Company presents pro rata ("at share" or "at BRSP share") financial information, which is not, and is not intended to be, a presentation in accordance with GAAP. The Company computes pro rata financial information by applying its economic interest to each financial statement line item on an investment-by-investment basis. Similarly, noncontrolling interests' ("NCI") share of assets, liabilities, profits and losses was computed by applying noncontrolling interests' economic interest to each financial statement line item. The Company provides pro rata financial information because it may assist investors and analysts in estimating the Company's economic interest in its investments. However, pro rata financial information as an analytical tool has limitations. Other companies may not calculate their pro rata information in the same methodology, and accordingly, the Company's pro rata information may not be comparable to other companies pro rata information. As such, the pro rata financial information should not be considered in isolation or as a substitute for our financial statements as reported under GAAP, but may be used as a supplement to financial information as reported under GAAP.

We present loan-to-value which reflects the initial loan amount divided by the as-is appraised value as of the date the loan was originated, or by the current principal amount divided by the appraisal value as of the date of the most recent as-is appraisal. For construction loans, loan-to-value reflects the total commitment amount of the loan divided by the as-completed appraised value, or the total commitment amount of the loan divided by the projected total cost basis.

Senior loans reflect the initial loan amount divided by the as-is value as of the date the loan was originated, or the principal amount divided by the appraised value as of the date of the most recent as-is appraisal. Construction senior loans' loan-to-value reflect the total commitment amount of the loan divided by the as completed appraised value, or the total commitment amount of the loan divided by the projected total cost basis.

Mezzanine loans include attachment and detachment loan-to-values, respectively. Attachment loan-to-value reflects initial funding of loans senior to our position divided by the as-is value as of the date the loan was originated, or the principal amount divided by the appraised value as of the date of the most recent appraisal. Detachment loan-to-value reflects the cumulative initial funding of our loan and the loans senior to our position divided by the as-is value as of the date the loan was originated, or the cumulative principal amount divided by the appraised value as of the date of the most recent appraisal. Construction mezzanine loans include attachment and detachment loan-to-value, respectively. Attachment loan-to-value reflects the total commitment amount of loans senior to our position divided by as-completed appraised value, or the total commitment amount of loans senior to our position divided by projected total cost basis. Detachment loan-to-value reflect the cumulative commitment amount of our loan and the loans senior to our position divided by as-completed appraised value, or the cumulative commitment amount of our loan and loans senior to our position divided by projected total cost basis.

We present risk rankings, which is a supplemental financial disclosure, for loans and preferred equity investments. In addition to reviewing loans and preferred equity for impairments on a quarterly basis, the Company evaluates loans and preferred equity to determine if a current expected credit losses reserve should be established. In conjunction with this review, the Company assesses the risk factors of each loan and preferred equity investment and assigns a risk ranking based on a variety of factors, including, without limitation, underlying real estate performance and asset value, values of comparable properties, durability and quality of property cash flows, sponsor experience and financial wherewithal, and the existence of a risk-mitigating loan structure. Additional key considerations include loan-to-value ratios, debt service coverage ratios, loan structure, real estate and credit market dynamics, and risk of default or principal loss. Based on a five-point scale, the Company's loans and preferred equity investments are rated "1" through "5," from less risk to greater risk. At the time of origination or purchase, loans and preferred equity investments are ranked as a "3" and will move accordingly going forward.

NOTES REGARDING REPORTABLE SEGMENTS

BrightSpire Capital, Inc. ("BRSP", "BrightSpire Capital", the "Company" or "We") currently holds investment interests through the reportable segments below, which are based on how management reviews and manages its business.

Senior and Mezzanine Loans and Preferred Equity ("Loans & Preferred Equity Portfolio" or "Loan Portfolio")
As of March 31, 2022, the Company's Loan Portfolio included senior mortgage loans, mezzanine loans and preferred equity interests ("preferred equity") as well as participations in such loans. The Loan Portfolio also includes acquisition, development and construction loan arrangements accounted for as equity method investments.

- Senior mortgage loans may include junior participations in our originated senior mortgage loans for which we have syndicated the senior participations to other investors and retained the junior participations for our portfolio and contiguous mezzanine loans where we own both the senior and junior loan positions. We believe these investments are more similar to the senior mortgage loans we originate than other loan types given their credit quality and risk profile
- Mezzanine loans include other subordinated loans
- Preferred equity interests include related equity participation interests

Net Leased Real Estate and Other Real Estate ("Net Lease and Other Real Estate")
As of March 31, 2022, the Company's Net Lease Real Estate investments included direct investments in commercial real estate principally composed of long-term leases to tenants on a net lease basis, where such tenants are generally responsible for property operating expenses such as insurance, utilities, maintenance, capital expenditures and real estate taxes. Other Real Estate investments included direct ownership in commercial real estate, with an emphasis on properties with stable cash flow. Net lease and other real estate includes deferred leasing costs and other net intangibles.

CRE Debt Securities
As of March 31, 2022, the Company's Commercial Real Estate ("CRE") Debt Securities included both investment grade and non-investment grade rated CMBS bonds (including "B-pieces" of CMBS securitization pools or "B-Piece" investments), or CRE CLOs (including the junior tranches thereof, collateralized by pools of CRE debt investments). It also included one sub-portfolio of a real estate private equity interest ("Private Equity Interest" or "PE Interest").

Corporate
As of March 31, 2022, the Corporate segment included corporate-level asset management and other fees including operating expenses, compensation and benefits and restructuring charges.

CONSOLIDATED BALANCE SHEET

		March 31, 2022 (Unaudited)		December 31, 2021
Assets				
Cash and cash equivalents	$	246,070	$	259,722
Restricted cash		84,492		86,841
Loans held for investment		3,759,873		3,485,607
Current expected credit loss reserve		(34,004)		(36,598)
Loans held for investment, net		3,725,869		3,449,009
Real estate, net		781,629		783,211
Investments in unconsolidated ventures ($4,406 and $4,406 at fair value, respectively)		20,615		20,591
Receivables, net		60,131		54,499
Deferred leasing costs and intangible assets, net		62,697		64,981
Assets held for sale		-		44,345
Other assets		64,531		61,860
Mortgage loans held in securitization trusts, at fair value		754,579		813,310
Total assets	$	5,800,613	$	5,638,369
Liabilities				
Securitization bonds payable, net	$	1,461,340	$	1,500,899
Mortgage and other notes payable, net		719,801		760,583
Credit facilities		1,199,789		905,122
Accrued and other liabilities		103,931		99,814
Intangible liabilities, net		5,878		6,224
Escrow deposits payable		70,004		73,344
Dividends payable		25,525		23,912
Mortgage obligations issued by securitization trusts, at fair value		718,425		777,156
Total liabilities		4,304,693		4,147,054
Commitments and contingencies				
Equity				
Stockholders' equity				
Preferred stock, $0.01 par value, 50,000,000 shares authorized, no shares issued and outstanding as of March 31, 2022 and December 31, 2021, respectively		-		-
Common stock, $0.01 par value per share				
Class A, 950,000,000 shares authorized, 129,633,136 and 129,769,365 shares issued and outstanding as of March 31, 2022 and December 31, 2021, respectively		1,296		1,298
Additional paid-in capital		2,856,635		2,855,766
Accumulated deficit		(1,407,495)		(1,410,562)
Accumulated other comprehensive income		9,446		8,786
Total stockholders' equity		1,459,882		1,455,288
Noncontrolling interests in investment entities		1,384		1,472
Noncontrolling interests in the Operating Partnership		34,654		34,555
Total equity		1,495,920		1,491,315
Total liabilities and equity	$	5,800,613	$	5,638,369

$ in thousands, except per share data; as of March 31, 2022, unless otherwise stated

CONSOLIDATED STATEMENT OF OPERATIONS

	Three Months Ended March 31, 2022	Three Months Ended March 31, 2021
Net interest income		
Interest income	$ 44,570	$ 34,374
Interest expense	(16,072)	(12,495)
Interest income on mortgage loans held in securitization trusts	9,375	19,689
Interest expense on mortgage obligations issued by securitization trusts	(8,488)	(17,336)
Net interest income	29,385	24,232
Property and other income		
Property operating income	24,168	25,722
Other income	276	45
Total property and other income	24,444	25,767
Expenses		
Management fee expense	-	7,258
Property operating expense	6,724	8,111
Transaction, investment and servicing expense	1,124	2,288
Interest expense on real estate	7,556	8,633
Depreciation and amortization	8,594	9,539
Increase (decrease) of current expected credit loss reserve	(866)	3,225
Compensation and benefits (including $1,880 and $4,262 of equity-based compensation expense, respectively)	8,225	6,786
Operating expense	4,349	5,809
Restructuring charges	-	109,171
Total expenses	35,706	160,820
Other income		
Unrealized gain on mortgage loans and obligations held in securitization trusts, net	-	8,638
Other gain, net	10,288	8,367
Income (loss) before equity in earnings of unconsolidated ventures and income taxes	28,411	(93,816)
Equity in earnings (loss) of unconsolidated ventures	25	(2,478)
Income tax benefit (expense)	(36)	1,801
Net income (loss) attributable to BrightSpire Capital, Inc. common stockholders	28,400	(94,493)
Net (income) loss attributable to noncontrolling interests:		
Investment entities	(22)	226
Operating Partnership	(654)	1,953
Net income (loss) attributable to BrightSpire Capital, Inc. common stockholders	$ 27,724	$ (92,314)
Net income (loss) per common share – basic and diluted	$ 0.21	$ (0.71)
Weighted average shares of common stock outstanding – basic	128,758	129,781
Weighted average shares of common stock outstanding – diluted	129,745	129,781

In thousands, except per share data; as of March 31, 2022, unless otherwise stated; unaudited

CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT

	Three Months Ended March 31, 2022				
	Senior and mezzanine loans and preferred equity	CRE debt securities	Net lease and other real estate	Corporate	Total
Net interest income					
Interest income	$ 45,203	$ -	$ -	$ (633)	$ 44,570
Interest expense	(15,838)	-	-	(234)	(16,072)
Interest income on mortgage loans held in securitization trusts	-	10,164	-	(789)	9,375
Interest expense on mortgage obligations issued by securitization trusts	-	(9,278)	-	790	(8,488)
Net interest income	29,365	886	-	(866)	29,385
Property and other income					
Property operating income	-	-	24,168	-	24,168
Other income	121	133	-	22	276
Total property and other income	121	133	24,168	22	24,444
Expenses					
Property operating expense	-	-	6,724	-	6,724
Transaction, investment and servicing expense	1,051	-	100	(27)	1,124
Interest expense on real estate	-	-	7,556	-	7,556
Depreciation and amortization	-	-	8,551	43	8,594
Decrease of current expected credit loss reserve	(866)	-	-	-	(866)
Compensation and benefits	-	-	-	8,225	8,225
Operating expense	152	40	32	4,125	4,349
Total expenses	337	40	22,963	12,366	35,706
Other income					
Other gain (loss), net	(129)	-	10,369	48	10,288
Income (loss) before equity in earnings of unconsolidated ventures and income taxes	**29,020**	**979**	**11,574**	**(13,162)**	**28,411**
Equity in earnings (loss) of unconsolidated ventures	25	-	-	-	25
Income tax benefit (expense)	63	-	(99)	-	(36)
Net income (loss)	**29,108**	**979**	**11,475**	**(13,162)**	**28,400**
Net income attributable to noncontrolling interests:					
Investment entities	-	-	(22)	-	(22)
Operating Partnership	-	-	-	(654)	(654)
Net income (loss) attributable to BrightSpire Capital, Inc. common stockholders	**$ 29,108**	**$ 979**	**$ 11,453**	**$ (13,816)**	**$ 27,724**

$ in thousands; as of March 31, 2022; unaudited

OUTSTANDING COMMON SHARES AND OP UNITS

	As of March 31, 2022	As of December 31, 2021
Class A common stock	129,633,136	129,769,365
OP units	3,075,623	3,075,623
Total common stock and OP units outstanding	132,708,759	132,844,988

BRIGHTSPIRE CAPITAL

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

Reconciliation of consolidated balance sheet to at BRSP share balance sheet

	As of March 31, 2022		
	Consolidated	NCI[24]	At BRSP share[25]
Assets			
Loans held for investment, net	$ 3,725,869	$ -	$ 3,725,869
Real estate, net	781,629	13,097	768,532
Investments in unconsolidated ventures	20,615	-	20,615
Deferred leasing costs and intangible assets, net	62,697	1,055	61,642
Mortgage loans held in securitization trusts, at fair value[26]	754,579	718,425	36,154
Cash, restricted cash, receivables and other assets	455,224	1,767	453,457
Total assets	$ 5,800,613	$ 734,344	$ 5,066,269
Liabilities			
Securitization bonds payable, net	$ 1,461,340	$ -	$ 1,461,340
Mortgage and other notes payable, net	719,801	12,253	707,548
Credit facilities	1,199,789	-	1,199,789
Intangible liabilities, net	5,878	646	5,232
Mortgage obligations issued by securitization trusts, at fair value[26]	718,425	718,425	-
Other liabilities, escrow deposits payable and dividends payable	199,460	1,636	197,824
Total liabilities	$ 4,304,693	$ 732,960	$ 3,571,733
Total equity (including noncontrolling interests in the Operating Partnership)	$ 1,495,920	$ 1,384	$ 1,494,536
Total liabilities and equity	$ 5,800,613	$ 734,344	$ 5,066,269
Total common shares and OP units outstanding	132,709	132,709	132,709
GAAP net book value per share	$ 11.27	$ 0.01	$ 11.26
Accumulated depreciation and amortization[12]	$ 149,008	$ 3,239	$ 145,769
Accumulated depreciation and amortization per share[12]	$ 1.12	$ 0.02	$ 1.10
Undepreciated book value	$ 1,644,928	$ 4,623	$ 1,640,305
Undepreciated book value per share	$ 12.40	$ 0.04	$ 12.36

BRIGHTSPIRE CAPITAL

In thousands, except per share data; as of March 31, 2022; unaudited
See footnotes in the appendix

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT'D)

Reconciliation of GAAP net book value to undepreciated book value

		As of March 31, 2022
GAAP net book value (excluding noncontrolling interests in investment entities)	$	1,494,536
Accumulated depreciation and amortization[12]		145,769
Undepreciated book value	$	1,640,305
GAAP net book value per share (excluding noncontrolling interests in investment entities)	$	11.26
Accumulated depreciation and amortization per share[12]		1.10
Undepreciated book value per share	$	12.36
Total common shares and OP units outstanding		132,709

In thousands, except per share data; as of March 31, 2022; unaudited
See footnotes in the appendix

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT'D)

Reconciliation of GAAP net income to Distributable Earnings and Adjusted Distributable Earnings

		Three Months Ended March 31, 2022
Net income attributable to BrightSpire Capital, Inc. common stockholders	$	27,724
Adjustments:		
Net income attributable to noncontrolling interest of the Operating Partnership		654
Non-cash equity compensation expense		1,880
Depreciation and amortization		8,603
Net unrealized loss (gain):		
Other unrealized loss on investments		1,448
CECL reserves		(866)
Gains on sale of real estate, preferred equity and investments in unconsolidated joint ventures		(10,503)
Adjustments related to noncontrolling interests		(165)
Distributable Earnings attributable to BrightSpire Capital, Inc. common stockholders and noncontrolling interest of the Operating Partnership	$	28,775
Distributable Earnings per share[27]	$	0.22
Weighted average number of common shares and OP units[27]		132,821
Adjusted Distributable Earnings attributable to BrightSpire Capital, Inc. common stockholders and noncontrolling interest of the Operating Partnership	$	28,775
Adjusted Distributable Earnings per share[27]	$	0.22
Weighted average number of common shares and OP units[27]		132,821

In thousands, except per share data; as of March 31, 2022; unaudited
See footnotes in the appendix

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT'D)

Reconciliation of GAAP net income to NOI

		Three Months Ended March 31, 2022
Net income attributable to BrightSpire Capital, Inc. common stockholders	$	27,724
Adjustments:		
Net income attributable to non-net leased and other real estate portfolios		(16,242)
Net income attributable to noncontrolling interests in investment entities		22
Amortization of above- and below-market lease intangibles		(41)
Interest expense on real estate		7,556
Transaction, investment and servicing expense		100
Depreciation and amortization		8,551
Compensation and benefits		32
Other gain on investments, net		(10,369)
Income tax expense		69
NOI attributable to noncontrolling interest in investment entities		(309)
Total NOI attributable to BrightSpire Capital, Inc. common stockholders	$	17,093

$ in thousands; as of March 31, 2022; unaudited

FOOTNOTES

1. Amounts presented reflect total committed capital and include both closed and in-execution deals where applicable; as of April 29, 2022
2. Based on GAAP gross carrying values; excludes cash and net assets and the impact of CECL reserves
3. As of April 29, 2022
4. Debt-to-equity ratio based on BRSP's share of total outstanding unpaid principal balance ("UPB") divided by total stockholders' equity excluding the impact of accumulated depreciation and amortization on real estate investments; stockholders' equity includes noncontrolling interests in the OP and excludes noncontrolling interests in investment entities
5. Based on annualized Q1'22 quarterly dividend of $0.19/share and BRSP closing share price of $8.50 as of April 29, 2022
6. CECL reserve as a % (or bps) of the aggregate commitment amount of the total loan portfolio
7. Includes the full amortization of intangibles related to one other real estate office property, CECL, FX translation, equity-based compensation and other OCI adjustments
8. Includes securitization assets which are presented net of the impact from consolidation; includes one private equity secondary interest for approximately $4 million
9. Other / mixed-use includes predevelopment or mixed-use assets
10. Preferred equity includes one equity participation interest
11. Includes cash, restricted cash, net receivables, other assets, accrued and other liabilities, escrow deposits payable and dividends payable
12. Represents net accumulated depreciation and amortization on real estate investments, including related intangible assets and liabilities
13. Initial fundings are presented net of the impact of origination fees
14. Other includes non-cash payment-in-kind ("PIK") interest income and the accrual of origination, extension and exit fees
15. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash PIK interest income and the accrual of origination, extension and exit fees. For W.A. calculations, unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate or benchmark floor as of March 31, 2022
16. Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at BRSP share as of March 31, 2022
17. Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at BRSP share as of March 31, 2022
18. Represents the percent leased as of March 31, 2022 and is weighted by carrying value
19. Based on in-place leases (defined as occupied and paying leases) as of March 31, 2022 and assumes that no renewal options are exercised. W.A. calculation based on carrying value
20. Debt-to-asset ratio based on total outstanding UPB at BRSP share divided by total assets at BRSP share excluding the impact of accumulated depreciation and amortization on real estate investments
21. For W.A. calculations, assumes the applicable floating benchmark rate or benchmark floor as of March 31, 2022 and is weighted on outstanding debt (UPB); excludes amortization of financing costs
22. Subject to customary non-recourse carve-outs
23. W.A. calculation based on outstanding debt (UPB)
24. Represents interests in assets held by third party partners
25. Represents the proportionate share attributed to BRSP based on BRSP's ownership percentage by asset
26. Reflects the net impact of securitization assets and related obligations which are consolidated for accounting purposes
27. The Company calculates Distributable Earnings and Adjusted Distributable Earnings per share, which are non-GAAP financial measures, based on a weighted average number of common shares and OP units (held by members other than the Company or its subsidiaries). For the three months ended March 31, 2022, the weighted average number of common shares and OP units was approximately 132.8 million; includes 3.1 million of OP units

COMPANY INFORMATION

BrightSpire Capital (NYSE: BRSP) is internally managed and one of the largest publicly traded commercial real estate (CRE) credit REITs, focused on originating, acquiring, financing and managing a diversified portfolio consisting primarily of CRE debt investments and net leased properties predominantly in the United States. CRE debt investments primarily consist of first mortgage loans, which we expect to be the primary investment strategy. BrightSpire Capital is organized as a Maryland corporation and taxed as a REIT for U.S. federal income tax purposes. For additional information regarding the Company and its management and business, please refer to www.brightspire.com.

HEADQUARTERS

New York
590 Madison Avenue
33rd Floor
New York, NY 10022
212-547-2631

STOCK & TRANSFER AGENT

American Stock & Transfer Trust Company (AST)
866-751-6317
help@astfinancial.com

INVESTOR RELATIONS

ADDO Investor Relations
Lasse Glassen
310-829-5400
lglassen@addoir.com

ANALYST COVERAGE

Raymond James
Stephen Laws
901-579-4868

B. Riley
Matt Howlett
917-538-4762

BTIG
Eric Hagen
212-738-6014

JMP Securities
Steve DeLaney
212-906-3517

BofA Securities
Derek Hewett
646-855-2087

WWW.BRIGHTSPIRE.COM

NYSE: BRSP

BRIGHTSPIRE CAPITAL

THANK YOU

BRIGHTSPIRE CAPITAL